BANK BORROWINGS	12 Months Ended
Dec. 31, 2023
BANK BORROWINGS
BANK BORROWINGS

11. BANK BORROWINGS

The Group borrowed approximately RMB1,473,567, RMB838,859 and RMB400,000 in different currencies from several commercial banks with weighted average interest rate of 3.83%, 3.13% and 2.95%, and repaid RMB953,387, RMB727,500 and RMB735,000 in 2021, 2022 and 2023, respectively. These bank loans have maturities ranging from one to seven years and are used for the daily operations and investing activities of the Group. As of December 31, 2023, the unused lines of credit in the Group amounted to RMB1,825,333 which is available for future borrowing.

As of December 31, 2023, RMB315 million bank borrowing was provided by the bank for the sole use of the investment in Jiangsu Yitong and the Group has pledged 15.79% equity interest in Jiangsu Yitong to the bank. For some of the long-term bank borrowings, there are certain customary covenants regarding limits on levels of indebtedness, mergers, asset dispositions, changes in business, advances, investments, loans, restricted payments and financial condition such as the profitability, debt ratio, liquidation ratio and etc. Failure to meet any of the above requirements would result in an event of default that would allow lenders to declare amounts outstanding immediately due and payable and would allow the lenders to enforce their interests against collateral pledged if we were unable to settle the amounts outstanding. We were in compliance with all financial debt covenants as of December 31, 2023.

The principal repayment schedule of the bank borrowings in the following five years is listed as below:

Repayment Amount
RMB
2024	12,000
2025	565,000
2026	65,000
2027	110,000
2028	112,133